UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2012

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with certain awards that may be granted from time to time under the Duke Energy Corporation 2010 Long-Term Incentive Plan, Duke Energy Corporation has adopted the following Restricted Stock Unit Award Agreement and Performance Award Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated by reference into this Item 5.02 as though fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award Agreement of Duke Energy Corporation.

10.2	Form of Performance Award Agreement of Duke Energy Corporation.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: February 24, 2012	By:
/s/ Marc E. Manly
	Name:	Marc E. Manly Group Executive, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Restricted Stock Unit Award Agreement of Duke Energy Corporation.

10.2	Form of Performance Award Agreement of Duke Energy Corporation.